UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      November 6, 2007

KELLWOOD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-07340	36-2472410

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Kellwood Parkway, St. Louis, Missouri	63017

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code      (314) 576-3100

Not Applicable

(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On November 6, 2007, Kellwood Company issued a press release announcing its long-term financial plans and provided an update on the continued execution of its five-year strategic initiatives. The Company also provided updated guidance for fiscal 2008.

The Company’s five-year strategy focuses on reinvigorating its core businesses, expanding into higher profile, better and above price point brands, connecting more directly with consumers and utilizing the Company’s operating infrastructure more efficiently to fund growth. The press release describes the Company’s long-term financial plans for ongoing operations over the next five years. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In a conference call held on November 6, 2007, Kellwood Company reviewed its Strategic Plan Update, dated November 6, 2007. A copy of the strategic plan update presentation is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits
Exhibit Number	Description
99.1	Press Release issued November 6, 2007.
99.2	Strategic Plan Update, dated November 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLWOOD COMPANY

(Registrant)

DATE November 6, 2007	BY:	/s/ Thomas H. Pollihan

Thomas H. Pollihan
Executive Vice President, Secretary
and General Counsel